UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 7, 2005
                                                          --------------

                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Maryland                      333-87781                52-2176710
      --------                      ---------                ----------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


         2328 West Joppa Road
         Lutherville, Maryland                      21093
         --------------------------------------------------
         (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                           --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

         On March 7, 2005, pursuant to a lease amendment with its landlord, Joppa Green II Limited Partnership, LLLP (the "Landlord"), Bay National Corporation agreed, beginning September 1, 2005, to lease 2,355 additional square feet of space on the first floor of the building which houses Bay National Corporation's and Bay National Bank's Baltimore operations. The building (the "Building") is located at 2328 West Joppa Road, Lutherville, Maryland 21093. Bay National Corporation intends to use this additional space for the Baltimore residential mortgage operation of its banking subsidiary Bay National Bank.

        Pursuant to the March 7, 2005 lease amendment, Bay National Corporation also agreed, beginning September 1, 2005 to February 28, 2006, to pay monthly rent of $28,257.96 (based on an annual rent of $339,095.52) for all of the leased space in the Building. For each lease year thereafter, including any lease years during any renewal term, the yearly rent will increase by three percent. The rent includes Bay National Corporation's share of taxes and building operating costs.

        On March 1, 2005, pursuant to a lease amendment with the Landlord dated January 3, 2005, Bay National Corporation began leasing 1,429 square feet of additional space in the basement of the Building for the Baltimore residential mortgage operation of Bay National Bank. Bay National Bank intends to move the mortgage operation employees from the basement to the additional first floor space in September 2005. Once the mortgage operation moves, Bay National Corporation and Bay National Bank will likely use the basement space for administrative purposes. Pursuant to the January 3, 2005 lease amendment, Bay National Corporation also agreed, beginning with the March 2005 to February 2006 lease year, to pay rent of $269,119.12 per year or $22,433.26 per month for all of the leased space in the Building. For each lease year thereafter, including any lease years during any renewal term, the yearly base rent will increase by three percent. The rent includes Bay National Corporation's share of taxes and building operating costs. This rental amount will increase in September 2005 as described above.

        Bay National Corporation and the Landlord are parties to two leases for space in the Building, both dated July 16, 1999. One lease initially was for space on the first floor of the building and the other was for space on the third floor of the building. The January 3, 2005 lease amendment, as well as previous lease amendments dated February 12, 2004 and October 5, 2004, as further described below, effectively combine both leases. As of March 1, 2005, Bay National Corporation is leasing a total of 9,347 square feet in the Building and as of September 1, 2005, Bay National Corporation will lease a total of 11,702 square feet in the Building. The first floor space is used for Bay National Bank's Baltimore branch office. The third floor space is used for Bay National Corporation and Bay National Bank's administrative offices.

        Pursuant to the February 12, 2004 lease amendment, Bay National Corporation agreed, effective as of March 1, 2004, to lease an additional 840 square feet of space on the third floor of the Building. This was in addition to the then existing 5,130 square feet that Bay National Corporation leases on the third floor.

        Pursuant to the October 5, 2004 lease amendment, Bay National Corporation agreed, effective November 1, 2004, to leases an additional 765 square feet of space on the first floor and 236 square feet of space on the third floor, to extend the lease term under its leases to February 28, 2010 and to increase the aggregate rent owed under the leases. Bay National Corporation was also provided the right to renew the leases for one additional five year term. As part of this amendment, the aggregate rent due under the leases increased to $19,425 monthly, for November 2004 through February 2005, and $20,032.54 monthly (based on annual rent of $240,390.48) for the lease year commencing March 2005 to February 2006. For each lease year thereafter, including any lease years during any renewal term, the yearly base rent was scheduled to increase by three percent. As indicated above, the aggregate rent under the leases was further increased as part of the January 3, 2005, and March 7, 2005 lease amendments.

         The Landlord, Joppa Green II Limited Partnership, LLLP, is beneficially owned by the MacKenzie Companies. Gary T. Gill, who has been a director of Bay National Corporation and Bay National Bank since January 2003, is the president and chief executive officer of the MacKenzie Companies.

         Copies of the February 12, 2004, October 5, 2004, January 3, 2005, and March 7, 2005 lease amendments are attached hereto and incorporated by reference herein as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  10.1     Amendment to Lease Agreement dated February 12, 2004

                  10.2     Amendment to Lease Agreement dated October 5, 2004

                  10.3     Amendment to Lease Agreement dated January 3, 2005

                  10.4     Amendment to Lease Agreement dated March 7, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BAY NATIONAL CORPORATION

Date: March  10, 2005                                By:  /s/ Hugh W. Mohler
                                                     --------------------------
                                                     Hugh W. Mohler, President



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                                  EXHIBIT INDEX



                  10.1     Amendment to Lease Agreement dated February 12, 2004

                  10.2     Amendment to Lease Agreement dated October 5, 2004

                  10.3     Amendment to Lease Agreement dated January 3, 2005

                  10.4     Amendment to Lease Agreement dated March 7, 2005


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